-------------------------------------------------------------------------------






                           SUPPLEMENT DATED OCTOBER 1, 1997
                TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                   DATED MAY 1, 1997
                                         FOR
                                 PINNACLE(VERSION II)
                          FLEXIBLE PREMIUM VARIABLE ANNUITY
                      ISSUED BY INTEGRITY LIFE INSURANCE COMPANY
                                         AND
                        FUNDED THROUGH ITS SEPARATE ACCOUNT II

                            THIS SUPPLEMENT MODIFIES THE
                  PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                            AND SHOULD BE READ AND RETAINED






-------------------------------------------------------------------------------

THE SECOND PARAGRAPH ON THE COVER PAGE OF THE PROSPECTUS IS REPLACED BY THE
FOLLOWING:

Contributions to the Variable Account Options are invested in shares of corresponding portfolios of the following list of Funds or Insurance Trust Funds (FUNDS): BT Insurance Funds Trust (BT FUNDS TRUST); Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III), part of the Fidelity Investments-Registered Trademark- group of companies (collectively, FIDELITY'S VIP FUNDS); The Legends Fund, Inc. (LEGENDS FUND); Janus Aspen Series; JPM Series Trust II (JPM SERIES); and Morgan Stanley Universal Funds, Inc. (MORGAN STANLEY UNIVERSAL FUNDS). The values allocated to the Options reflect the investment performance of the Funds' Portfolios. Bankers Trust Global Investment Management, a unit of Bankers Trust Company, is the investment manager of the BT Funds Trust. Fidelity Management and Research Company serves as investment adviser to Fidelity's VIP Funds. ARM Capital Advisors, Inc., a member of the ARM Financial Group, is the investment adviser of the Legends Fund. Janus Capital Corporation serves as investment adviser to the Janus Aspen Series. J.P. Morgan Investment Management Inc. is the investment adviser to the JPM Series. Morgan Stanley Asset Management Inc. serves as investment adviser to the Morgan Stanley Universal Funds except for Morgan Stanley High Yield Portfolio, for which Miller Anderson & Sherrerd, LLP serves as investment adviser. The prospectuses for the Funds describe the investment objectives, policies and risks of each of the Funds' portfolios. There are 27 Variable Account Options available:

                                    BT FUNDS TRUST
                     EAFE-Registered Trademark- Equity Index Fund
                                Equity 500 Index Fund
                                 Small Cap Index Fund

                                 FIDELITY'S VIP FUNDS
                             VIP Equity-Income Portfolio
                             VIP II Contrafund Portfolio
                          VIP III Growth & Income Portfolio
                        VIP III Growth Opportunities Portfolio

                                     LEGENDS FUND
                     ARM Capital Advisors Money Market Portfolio
               Harris Bretall Sullivan & Smith Equity Growth Portfolio
                        Morgan Stanley Asian Growth Portfolio
                    Morgan Stanley Worldwide High Income Portfolio
                        Nicholas-Applegate Balanced Portfolio
                           Pinnacle Fixed Income Portfolio
                            Renaissance Balanced Portfolio
                           Zweig Asset Allocation Portfolio
                          Zweig Equity (Small Cap) Portfolio
                            Zurich Kemper Value Portfolio

                                  JANUS ASPEN SERIES
                         Janus Capital Appreciation Portfolio
                               Janus Balanced Portfolio
                           Janus Worldwide Growth Portfolio
                             Janus Money Market Portfolio

                                      JPM SERIES
                          JPM International Equity Portfolio
                                  JPM Bond Portfolio

                            MORGAN STANLEY UNIVERSAL FUNDS
                        Morgan Stanley Asian Equity Portfolio
                    Morgan Stanley Emerging Markets Debt Portfolio
                         Morgan Stanley High Yield Portfolio
                      Morgan Stanley U.S. Real Estate Portfolio

THERE CAN BE NO ASSURANCE THAT THE ARM CAPITAL ADVISORS MONEY MARKET AND JANUS MONEY MARKET PORTFOLIOS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES OR BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

-------------------------------------------------------------------------------

THE THIRD PARAGRAPH UNDER "CHARGES AND FEES" IN PART 1 IS REPLACED BY THE
FOLLOWING:

Investment management fees and other expenses are deducted from amounts invested by the Separate Account in the Funds. For providing investment management services to the BT Funds Trust, Bankers Trust Company (BANKERS TRUST) receives fees from the EAFE-Registered Trademark- Equity Index Fund, Equity 500 Index Fund, and the Small Cap Index Fund (each a BT FUND and together BT FUNDS) based on the net assets of each Fund after waivers at a rate of .34% for the EAFE-Registered Trademark- Equity Index Fund, .11% for the Equity 500 Index Fund, and .22% for the Small Cap Index Fund.

For providing investment management services to the Portfolios of the Legends Fund, ARM Capital Advisors, Inc. (ARM CAPITAL ADVISORS), the investment manager of the Legends Fund, receives fees from the Portfolios ranging from an annual rate of .50% to 1.05% of the average net assets of the Portfolio.

For providing investment management services to the Portfolios of Fidelity's VIP Funds, Fidelity Management and Research Company (FMR) receives fees from the Portfolios based on the average net assets of each Portfolio. The highest annual rate at which any of the Portfolios of Fidelity's VIP Funds paid advisory fees in 1996 was .61% of average net assets.

For providing investment management services to the Portfolios of the Janus Aspen Series, Janus Capital Corporation (JANUS) receives fees from the Portfolios based on the net assets of each Portfolio. For the fiscal year ended December 31, 1996, the highest annual rate at which any of the Portfolios paid advisory fees was .79% of average net assets. Please see Table of Annual Fees and Expenses in this Supplement for rates associated with specific Portfolios.

For providing investment management services to the JPM Series, J.P. Morgan Investment Management Inc. (JPMIM) receives fees based on the net assets of the Portfolios at a rate of .30% from the JPM Bond Portfolio and .60% from the JPM International Equity Portfolio.

For providing investment management services to the Morgan Stanley Universal Funds, Morgan Stanley Asset Management Inc. (MSAM) receives fees from the Portfolios at an annual rate of up to .80% for the Morgan Stanley Asian Equity, Morgan Stanley Emerging Markets Debt, and Morgan Stanley U.S. Real Estate Portfolios. Miller Anderson & Sherrerd, LLP (MAS) serves as investment adviser to the Morgan Stanley High Yield Portfolio and receives fees at an annual rate of up to .50% of the Portfolio's average net assets.

THE TABLE OF ANNUAL FEES AND EXPENSES IN PART 1 IS AMENDED TO INCLUDE FEES AND EXPENSES OF THE FOLLOWING PORTFOLIOS (REFER TO THE MAY 1, 1997, PROSPECTUS FOR FEES AND EXPENSES OF ALL OF THE LEGENDS FUND PORTFOLIOS):

Table of Annual Fees and Expenses

Contract Owner Transaction Expenses
-----------------------------------

    Sales Load on Purchases. . . . . . . . . . . . . . . $0
    Deferred Sales Load (1). . . . . . . . . . . 7% Maximum
    Exchange Fee (2) . . . . . . . . . . . . . . . . . . $0
    Annual Administrative Charge (3) . . . . . . . . .  $30

Separate Account Annual Expenses (as a
percentage of average account value) (4)
----------------------------------------

    Mortality and Expense Risk Fees. . . . . . . . . .1.20%
    Administrative Expenses. . . . . . . . . . . . . . .15%
                                                      -----
    Total Separate Account Annual Expenses . . . . . .1.35%
                                                      -----
                                                      -----

Fund Annual Expenses After Waivers/Reimbursements
(as a percentage of average net assets)
---------------------------------------

                                              Management         Other      Total Annual
Portfolio                                      Fees(5)         Expenses       Expenses
---------                                      --------        --------       --------
EAFE-Registered Trademark- Equity Index. .   0.34%(6)(13)    0.31%(6)(13)   0.65%(6)(13)
Equity 500 Index . . . . . . . . . . . . .   0.11%(6)(13)    0.19%(6)(13)   0.30%(6)(13)
Small Cap Index. . . . . . . . . . . . . .   0.22%(6)(13)    0.23%(6)(13)   0.45%(6)(13)
VIP Equity-Income. . . . . . . . . . . . .   0.51%(6)        0.07%          0.58%(6)
VIP II Contrafund. . . . . . . . . . . . .   0.61%(6)        0.13%          0.74%(7)
VIP III Growth & Income. . . . . . . . . .   0.50%(6)        0.20%(6)       0.70%(6)(7)(8)
VIP III Growth Opportunities . . . . . . .   0.61%           0.16%          0.77%(7)
Janus Capital Appreciation . . . . . . . .   0.75%(9)        0.30%(9)       1.05%(9)
Janus Balanced . . . . . . . . . . . . . .   0.79%(10)       0.15%(10)      0.94%(10)
Janus Worldwide Growth . . . . . . . . . .   0.66%(10)       0.14%(10)      0.80%(10)
Janus Money Market . . . . . . . . . . . .   0.00%(10)       0.50%(10)      0.50%(10)
JPM International Equity . . . . . . . . .   0.60%           0.60%          1.20%(11)
JPM Bond . . . . . . . . . . . . . . . . .   0.30%           0.45%          0.75%(11)
Morgan Stanley Asian Equity. . . . . . . .   0.80%(12)       0.40%(12)      1.20%(12)
Morgan Stanley Emerging Markets Debt . . .   0.80%(12)       0.50%(12)      1.30%(12)
Morgan Stanley High Yield. . . . . . . . .   0.50%(12)       0.30%(12)      0.80%(12)
Morgan Stanley U.S. Real Estate. . . . . .   0.80%(12)       0.30%(12)      1.10%(12)

-------------------------

(1) See "Deductions and Charges - Contingent Withdrawal Charge" in Part 4. You may make a partial withdrawal of up to 10% of the Account Value in any contract year or the investment gain under the contract during the previous contract year, whichever is greater, less withdrawals during the current contract year, without assessment of any withdrawal charge.

(2) After the first twelve transfers during a contract year, Integrity has the right to impose a transfer charge of $20 per transfer. This charge would not apply to transfers made for dollar cost averaging or individual asset rebalancing. See "Deductions and Charges - Transfer Charge" in Part 4.

(3) The annual administrative charge is $30. This charge applies only if the Account Value is less than $50,000 at the end of any contract year prior to your Retirement Date. See "Deductions and Charges - Annual Administrative Charge" in Part 4.

(4) See "Deductions and Charges - Separate Account Charges" in Part 4. If your contract is issued on or after January 1, 1995, Mortality and Expense Risk Fees will reduce to 0.95% so that Total Separate Account Annual Expenses will then be 1.10% after your contract has been in effect for six years.

(5) The stated management fee is the highest applicable rate, or, with respect to the Janus Portfolios for the year ended December 31, 1996. The fee for certain portfolios may be reduced as assets increase. See Part 3 - Your Investment Options of this Supplement for the applicable fee rates for particular portfolios.

(6)  Estimated

(7) A portion of the brokerage commissions that certain funds pay was used to reduce the Funds' expenses. In addition, certain Funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.56% for VIP Equity-Income Portfolio, 0.71% for VIP II Contrafund Portfolio, and 0.76% for VIP III Growth Opportunities Portfolio.

(8)  Annualized

(9) The fees and expenses for the Janus Capital Appreciation Portfolio are based on the estimated gross expenses before estimated expense offset arrangements that the Institutional Shares of the Portfolio expect to incur in their initial fiscal year, net of fee waivers or reductions or waivers from Janus. Fee reductions reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses, and Total Annual Expenses are estimated to be 1.00%, .30% and 1.30%, respectively. Janus may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Trustees.

(10) The fees and expenses in the table above are based on gross expenses before expense offset arrangements for the fiscal year ended December 31, 1996. Fee reductions for the Janus Balanced, Janus Worldwide Growth, and Janus Money Market Portfolios reduce the management fee to the level of the
corresponding Janus retail fund.   Other waivers, if applicable, are first
applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses, and Total Annual Expenses would have been .77%, .14%, and .91% for Worldwide Growth Portfolio, .92%, .15% and 1.07% for Balanced Portfolio, and .25%, .53% and
 .78% for the Money Market Portfolio. Janus may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Trustees.

(11) The information in the foregoing table has been restated to reflect an agreement by Morgan Guaranty Trust Company of New York, an affiliate of JPMIM, to reimburse the Trust to the extent certain expenses exceed in any fiscal year 1.20% and .75% of the average daily net assets of JPM
International Equity Portfolio and JPM Bond Portfolio, respectively.

(12) The Advisers have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of the Portfolios to exceed the respective percentage of average daily net assets set forth in the schedule table for the Morgan Stanley Universal Funds in Part 3 - Your Investment Options of this supplement.

(13) The fees and expenses in the table show the costs that an investor will bear directly or indirectly as a shareholder of the Fund. Bankers Trust has voluntarily agreed to waive a portion of its management fee with respect to each Fund. Without such waiver, each Fund's management fee would be equal to the following: EAFE Equity Index - 0.45%; Equity 500 Index - 0.20% and Small Cap Index - 0.35%. The expense table reflects a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total annual expenses of the Fund for the fiscal year will not exceed the following percentages of the Funds' average daily net assets; EAFE Equity Index - 0.65%; Equity 500 Index - 0.30% and Small Cap Index - 0.45%. In the absence of this undertaking, "Total Annual Expenses" would be the following: EAFE Equity Index - 0.85%; Equity 500 Index - 0.54% and Small Cap Index - 0.73%. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

EXAMPLES

The examples below show the expenses that would be borne by the Annuitant per $1,000 investment, assuming a $60,000 average contract value and a 5% annual rate of return on assets.

EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:


Portfolio                                     1 year      3 years     5 years     10 years
---------                                     ------      -------     -------     --------
EAFE-Registered Trademark- Equity Index. . .  $90.99     $114.75      $140.98     $238.35
Equity 500 Index . . . . . . . . . . . . . .  $87.41     $103.87      $122.66     $200.80
Small Cap Index. . . . . . . . . . . . . . .  $88.94     $108.54      $130.54     $217.06
VIP Equity-Income. . . . . . . . . . . . . .  $90.28     $112.58      $137.34     $230.95
VIP II Contrafund . . . . . . . . . . . . .   $91.92     $117.53      $145.65     $247.79
VIP III Growth & Income . . . . . . . . . .   $91.51     $116.30      $143.57     $243.61
VIP III Growth Opportunities. . . . . . . .   $92.22     $118.46      $147.20     $250.92
Janus Capital Appreciation . . . . . . . . .  $95.09     $127.08      $161.59     $279.66
Janus Balanced . . . . . . . . . . . . . . .  $93.97     $123.70      $155.95     $268.47
Janus Worldwide Growth . . . . . . . . . . .  $92.53     $119.39      $148.75     $254.04
Janus Money Market . . . . . . . . . . . . .  $89.46     $110.10      $133.16     $222.42
JPM International Equity . . . . . . . . . .  $96.63     $131.68      $169.22     $294.73
JPM Bond . . . . . . . . . . . . . . . . . .  $92.02     $117.84      $146.16     $248.84
Morgan Stanley Asian Equity. . . . . . . . .  $96.63     $131.68      $169.22     $294.73
Morgan Stanley Emerging Markets Debt . . . .  $97.65     $134.74      $174.29     $304.64
Morgan Stanley High Yield. . . . . . . . . .  $92.53     $119.39      $148.75     $254.04
Morgan Stanley U.S. Real Estate. . . . . . .  $95.61     $128.62      $164.14     $284.71

EXPENSES PER $1,000 INVESTMENT IF YOU ELECT THE NORMAL FORM OF ANNUITY OR DO NOT SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:


Portfolio                                     1 year      3 years     5 years     10 years
---------                                     ------      -------     -------     --------
EAFE-Registered Trademark- Equity Index. . .  $20.99      $64.75      $110.98     $238.35
Equity 500 Index . . . . . . . . . . . . . .  $17.41      $53.87      $ 92.66     $200.80
Small Cap Index. . . . . . . . . . . . . . .  $18.94      $58.54      $100.54     $217.06
VIP Equity-Income. . . . . . . . . . . . . .  $20.28      $62.58      $107.34     $230.95
VIP II Contrafund . . . . . . . . . . . . .   $21.92      $67.53      $115.65     $247.79
VIP III Growth & Income . . . . . . . . . .   $21.51      $66.30      $113.57     $243.61
VIP III Growth Opportunities. . . . . . . .   $22.22      $68.46      $117.20     $250.92
Janus Capital Appreciation . . . . . . . . .  $25.09      $77.08      $131.59     $279.66
Janus Balanced . . . . . . . . . . . . . . .  $23.97      $73.70      $125.95     $268.47
Janus Worldwide Growth . . . . . . . . . . .  $22.53      $69.39      $118.75     $254.04
Janus Money Market . . . . . . . . . . . . .  $19.46      $60.10      $103.16     $222.42
JPM International Equity . . . . . . . . . .  $26.63      $81.68      $139.22     $294.73
JPM Bond . . . . . . . . . . . . . . . . . .  $22.02      $67.84      $116.16     $248.84
Morgan Stanley Asian Equity. . . . . . . . .  $26.63      $81.68      $139.22     $294.73
Morgan Stanley Emerging Markets Debt . . . .  $27.65      $84.74      $144.29     $304.64
Morgan Stanley High Yield. . . . . . . . . .  $22.53      $69.39      $118.75     $254.04
Morgan Stanley U.S. Real Estate. . . . . . .  $25.61      $78.62      $134.14     $284.71

These examples assume the current level of fixed charges that are borne by the Separate Account and the investment management fees and other expenses of the Funds as they were for their most recent fiscal years ended. ACTUAL FUND EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The table also assumes an estimated $60,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.50. Such per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The above table and examples are intended to assist your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables reflect expenses of the Separate Account as well as those of the Funds. Premium taxes upon annuitization also may be applicable.

FINANCIAL INFORMATION

The Inception Date for each of the new Variable Account Options is October 1, 1997. The unit value for each Variable Account Option at inception is $10.00. The number of units outstanding at December 31, 1997, since inception and the unit value at the beginning and end of each period for each Variable Account Options will be disclosed in the May 1, 1998 prospectus.

-------------------------------------------------------------------------------

THE FIFTH PARAGRAPH IN PART 3 - YOUR INVESTMENT OPTIONS THAT BEGINS "THE LEGENDS FUND'S INVESTMENT MANAGER AND SUB-ADVISERS" IS REPLACED BY THE
FOLLOWING:

THE LEGENDS FUND'S INVESTMENT MANAGER AND SUB-ADVISERS. ARM Capital Advisors became the investment adviser to the Legends Fund on February 1, 1996. ARM Capital Advisors is a wholly owned subsidiary of ARM Financial Group, Inc.
(ARM), and is registered as an investment adviser under the Investment Advisers Act of 1940. Its offices are located at 200 Park Avenue, 20th Floor, New York, New York 10166. On May 21, 1997, ARM entered into a purchase agreement pursuant to which ARM has agreed to transfer substantially all of the assets and operations of ARM Capital Advisors to a newly formed subsidiary, ARM Capital Advisors, LLC, and to sell an 80% interest in such company to ARM Capital Advisors Holdings, LLC, an entity controlled by Emad
A. Zikry, the current President of ARM Capital Advisors. After consummation of the pending sale, ARM Capital Advisors will be renamed Integrity Capital Advisors, Inc., and will continue to provide investment management services to the Legends Fund. The transaction is expected to close during the third quarter of 1997.

-------------------------------------------------------------------------------

PART 3 - YOUR INVESTMENT OPTIONS IS AMENDED TO INCLUDE FUND DESCRIPTIONS FOR THE FOLLOWING PORTFOLIOS:

BT Insurance Funds Trust

BT Funds Trust is an open-end management investment company registered under the 1940 Act. Each of the BT Funds is a separate "series" or portflio of the Trust. The BT Funds Trust does not impose a sales charge or "load" for buying and selling its shares. Shares of the BT Funds Trust are bought and sold by the Separate Account at their respective net asset values.

THE BANKERS TRUST FUNDS' INVESTMENT MANAGER. Bankers Trust Global Investment Management, a unit of Bankers Trust, serves as the investment manager to the BT Funds Trust. Bankers Trust, a New York banking corporation with executive offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation.

As of June 30, 1997, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $129 billion. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesaler supplier of financial services to the international and domestic institutional markets, servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 80 offices in more than 50 countries.

As compensation for its services to the BT Funds, Bankers Trust receives a fee from each BT Fund, accrued daily and paid monthly. The BT Funds are subject to the following management fee schedule (after expenses):

    Funds                                    Management Fee
    -----                                    --------------
    EAFE-Registered Trademark- Equity Index       0.34%
    Equity 500 Index                              0.11%
    Small Cap Index                               0.22%

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Set forth below is a summary of the investment objectives of the BT Funds Trust. There can be no assurance that these objectives will be achieved. YOU SHOULD READ THE BT FUNDS TRUST PROSPECTUSES CAREFULLY BEFORE INVESTING.

                     EAFE-Registered Trademark- EQUITY INDEX FUND

The EAFE-Registered Trademark- Equity Index Fund seeks to replicate as closely as possible (before the deduction of expenses) the total return of the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index, a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States. The BT Fund will be invested primarily in equity securities of business enterprises organized and domiciled outside of the United States or for which the principal trading market is outside the United States. Statistical methods will be employed to replicate the EAFE Index by buying most of the EAFE Index securities. Securities purchased for the Portfolio will generally, but not necessarily, be traded on a foreign securities exchange.

The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licenser of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of the Fund or the Fund itself. Morgan Stanley has no obligation to take the needs of the issuer of the Fund or the owners of the Fund into consideration in determining, composing or calculating the EAFE Index. Inclusion of a security in the EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund. The Fund is neither sponsored by nor affiliated with Morgan Stanley.

Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the indices from sources which Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the indices or any data included therein. Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of the products, or any other person or entity from the use of the indices or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indices or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

For more information about the performance of the EAFE Index, see the EAFE Equity Index Fund's Prospectus and Statement of Additional Information.

                                EQUITY 500 INDEX FUND

The Equity 500 Index Fund seeks to replicate as closely as possible (before the deduction of expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500), an index emphasizing large-capitalization stocks. The BT Fund will include the common stock of those companies included in the S&P 500, other than Bankers Trust New York Corporation, selected on the basis of computer generated statistical data, that are deemed representative of the industry diversification of the entire S&P 500.

ABOUT THE S&P 500. The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the S&P 500 are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price). Bankers Trust believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. The composition of the S&P 500 is determined by S&P and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 to track general stock market performance.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein.

S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN.

For more information about the performance of the S&P 500, see the Equity 500 Index Fund's Prospectus and Statement of Additional Information.

                                 SMALL CAP INDEX FUND

The Small Cap Index Fund seeks to replicate as closely as possible (before deduction of expenses) the total return of the Russell 2000 Small Stock Index (the RUSSELL 2000), an index consisting of 2,000 small-capitalization common stocks. The Fund will include the common stock of companies included in the Russell 2000, on the basis of computer-generated statistical data, that are deemed representative of the industry diversification of the entire Russell 2000.

The Fund is neither sponsored by nor affiliated with the Frank Russell Company. Frank Russell's only relationship to the Fund is the licensing of the use of the Russell 2000. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indices.

The Fund invests in a statistically selected sample of the 2,000 stocks included in the Russell 2000. The stocks of the Russell 2000 to be included in the Fund will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings and debt-to-asset ratios and dividend yields) closely approximate those of the Russell 2000. For instance, if 10% of the capitalization of the Russell 2000 consists of utility companies with relatively small capitalizations, then the Fund is constructed so that approximately 10% of the Fund's assets are invested in the stocks of utility companies with relatively small capitalizations. The stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Russell 2000 as a whole.

For more information about the performance of the Russell 2000, see the Small Cap Index Fund's Prospectus and Statement of Additional Information.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

Each of Fidelity's VIP Funds is an open-end diversified management investment company registered under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of Fidelity's VIP Funds. Fidelity's VIP Funds are each a "series" type of investment company with diversified portfolios. Fidelity's VIP Funds do not impose a sales charge or "load" for buying and selling their shares. The shares of the Portfolios of Fidelity's VIP Funds are bought and sold by the Separate Account at their respective net asset values.

FIDELITY'S VIP FUNDS' INVESTMENT ADVISER. FMR, a registered investment adviser under the Investment Advisers Act of 1940, serves as the investment adviser to each Fund. FMR, whose principal address is 82 Devonshire Street, Boston, Massachusetts, is a wholly owned subsidiary of FMR Corp. and is part of Fidelity Investments-Registered Trademark-, one of the largest investment management organizations in the United States. Fidelity Investments-Registered Trademark-includes a number of different companies, which provide a variety of financial services and products to individuals and corporations.

FMR provides investment research and portfolio management services to mutual funds and other clients. At April 30, 1997, FMR advised funds having more than 29 million shareholder accounts with a total value of more than $432 billion. For certain of the

Portfolios, FMR has entered into sub-advisory agreements with affiliated companies that are part of the Fidelity Investments-Registered
Trademark-organization. FMR, not the Portfolios, pays the sub-advisers for their services to the Portfolios.

The Portfolios of Fidelity's VIP Funds pay monthly advisory fees to FMR. The advisory fee payable by each of the Portfolios is composed of a group fee rate and an individual fund fee rate. The group fee rate is based on the average monthly net assets of all mutual funds advised by FMR. For the VIP Equity-Income and VIP II Contrafund Portfolios, the group fee rate cannot rise above .52%.
The group fee rate drops as total assets under management increase.

Set forth in the table below is the individual fund fee rate for the portfolios and their 1996 aggregate advisory rate, comprised of the individual and group rates, as a percentage of average net assets:

                                                           1997
    Portfolio                 Individual Rate        Aggregate Rate
    ---------                 ---------------        --------------
    VIP Equity-Income              0.20%                  0.51%
    VIP II Contrafund              0.30%                  0.61%
    VIP III Growth & Income        0.20%                  0.50%
    VIP III Growth Opportunities   0.30%                  0.61%


INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Set forth below is a summary of the investment objectives of the Portfolios of Fidelity's VIP Funds. There can be no assurance that these objectives will be achieved. YOU SHOULD READ FIDELITY'S VIP FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.

                             VIP EQUITY-INCOME PORTFOLIO

VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income producing equity securities, with the potential for capital appreciation as a consideration. It normally invests at least 65% of its assets in income-producing common or preferred stock and the remainder in debt securities.

                             VIP II CONTRAFUND PORTFOLIO

VIP II Contrafund Portfolio is a growth fund which seeks to increase the value of your investment over the long term by investing in equity securities of companies that are undervalued or out of favor. This approach focuses on companies that are currently out of public favor but show potential for capital appreciation. VIP II Contrafund Portfolio invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

                          VIP III GROWTH & INCOME PORTFOLIO

VIP III Growth & Income Portfolio seeks long-term growth of capital with some current income. It invests primarily in stocks of companies that offer potential for growth in earnings while paying dividends, but offer the potential for capital appreciation on future income. Investments may include common and preferred stocks, convertible securities, fixed-income securities and foreign securities.

                        VIP III GROWTH OPPORTUNITIES PORTFOLIO

VIP III Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stock. It has the flexibility to adjust its investment mix between growth, cyclical and value stocks as market conditions change. The portfolio seeks growth through either appreciation of the security itself or an increase in the company's earnings or gross sales.

JANUS ASPEN SERIES

Each of the Portfolios of the Janus Aspen Series (the JANUS TRUST) currently offers two classes of shares. The Institutional Shares are sold under the name "Janus Aspen Series." The Janus Trust is registered with the SEC as an open-end management investment company. The Janus Trust sells and redeems its Shares at net asset value without any sales charges, commissions or redemption fees.

THE JANUS TRUST INVESTMENT ADVISER. Janus, a registered investment adviser under the Investment Advisers Act of 1940, serves as the investment adviser to each Fund. Janus, whose principal address is 100 Fillmore Street, Denver, Colorado 80206-4928, is approximately 83% owned by Kansas City Southern Industries, Inc., and approximately 12% owned by Thomas H. Bailey, President and Chairman of the Board of Janus. Janus has served as investment adviser to Janus Fund since its inception in 1970 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts. Janus has been in the investment advisory business for over 26 years and as of September 1997 managed over $60 billion in assets.

The Portfolios of the Janus Trust pay a management fee to Janus which is calculated daily. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate):

                                Average Daily Net   Annual Rate   Expense Limit
  Portfolio                    Assets of Portfolio  Percentage(%) Percentage(%)
  ---------                    -------------------  ------------- -------------
  Janus Capital Appreciation   First $ 30 Million     1.00*        1.25%
  Janus Balanced               Next $270 Million       0.75         N/A
  Janus Worldwide Growth       Next $200 Million       0.70         N/A
                               Over $500 Million       0.65
   ----------------------------------------------------------------------------
  Janus Money Market             All Asset Levels      0.25         0.50

* Janus has agreed to reduce each of the Capital Appreciation, Balanced, and Worldwide Growth Portfolio's advisory fees to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus may terminate this fee reduction or any of the expense limitations set forth above at any time upon at least 90 days' notice to the Trustees. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rates of Janus Olympus Fund, Janus Balanced Fund and Janus Worldwide Fund were .75%, .78% and .66%, respectively, for the quarter ended March 31, 1997. Janus has agreed to limit the expenses of the Janus Capital Appreciation Portfolio's Institutional Shares to an annual rate of 1.25% of average net assets through at least April 30, 1998.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Set forth below is a summary of the investment objectives of the Portfolios of the Janus Trust. There can be no assurance that these objectives will be achieved. YOU SHOULD READ THE JANUS TRUST'S PROSPECTUSES CAREFULLY BEFORE INVESTING.

                         JANUS CAPITAL APPRECIATION PORTFOLIO

Janus Capital Appreciation Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging growth companies. The Portfolio invests primarily in common stocks of foreign and domestic companies, and may invest to a lesser degree in other types of securities including preferred stock, warrants, convertible securities and debt securities when its portfolio manager perceives an opportunity for capital growth from such securities or to receive a return on idle cash.

                               JANUS BALANCED PORTFOLIO

Janus Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified portfolio that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks.

                           JANUS WORLDWIDE GROWTH PORTFOLIO

Janus Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers. The Portfolio has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. Janus Worldwide Growth Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at any time invest in fewer than five countries or even a single country.

                             JANUS MONEY MARKET PORTFOLIO

Janus Money Market Portfolio seeks maximum current income to the extent consistent with stability of capital. There can be no assurance that the Portfolio will achieve its investment objective or be able to maintain a stable net asset value of $1.00 per share. The Portfolio will invest only in eligible high quality, short-term money market instruments that present minimal credit risks, as determined by Janus, the Portfolio's investment adviser, pursuant to procedures adopted by the Trustees. The Portfolio may invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less and will maintain a dollar-weighted average portfolio maturity of 90 days or less.

JPM SERIES TRUST II

JPM Series is an open-end management investment company organized as a Delaware Business Trust. Shares of each Portfolio are both offered and redeemed at their net asset value without the addition of any sales load or redemption charge. The shares of the Portfolios of JPM Series are bought and sold by the Separate Account at their respective net asset values.

THE JPM SERIES INVESTMENT ADVISER. The JPM Series' investment adviser is JPMIM, a registered investment adviser which maintains its principal office at 522 Fifth Avenue, New York, New York 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated (J.P. MORGAN & CO.), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan & Co., through JPMIM and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients. As of December 31, 1996, J.P. Morgan & Co. and its subsidiaries had total combined assets under management of approximately $208 billion. J.P. Morgan & Co. has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial adviser to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

As compensation for JPMIM's services under the Investment Advisory Agreement, the JPM Series has agreed to pay JPMIM a monthly fee at the annual rate set forth below as a percentage of the average daily net assets of the relevant
Portfolio:

    Portfolio                                Management Fee
    ---------                                --------------
    JPM Bond Portfolio                            0.30%
    JPM International Equity Portfolio            0.60%


INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Set forth below is a summary of the investment objectives of the Portfolios of the JPM Series. There can be no assurance that these objectives will be achieved. YOU SHOULD READ THE JPM SERIES' PROSPECTUS CAREFULLY BEFORE INVESTING.

                                  JPM BOND PORTFOLIO

JPM Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

                          JPM INTERNATIONAL EQUITY PORTFOLIO

JPM International Equity Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio is designed for investors with long-term, investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. The Portfolio seeks to achieve its investment objective through country allocation and stock valuation and selection.

MORGAN STANLEY UNIVERSAL FUNDS, INC.

Each of the Morgan Stanley Universal Funds is an open-end management investment company registered under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Morgan Stanley Universal Funds. The shares of the Portfolios of the Morgan Stanley Universal Funds are bought and sold by the Separate Account at their respective net asset values.

THE MORGAN STANLEY UNIVERSAL FUNDS' INVESTMENT ADVISERS. The Adviser assigned to a Portfolio provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement. MSAM serves as the Adviser for the Emerging Markets Debt, U.S. Real Estate, and Asian Equity Portfolios.
MAS serves as the Adviser for the High Yield Portfolio. MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. (MSDW), which is a publicly owned financial services corporation listed on the New York and Pacific stock exchanges. MAS is a Pennsylvania limited liability partnership with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. As of January 1996, MAS is also indirectly wholly owned by MSDW. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. As of June 30, 1997, MSAM and its investment advisory affiliates (exclusive of MAS, Van Kampen American Capital, and Dean Witter Intercapital) managed assets of approximately $80.3 billion, and MAS managed assets of approximately $50.9 billion.

The Adviser assigned to a Portfolio is entitled to receive from such Portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets. Each of the Portfolios is subject to the following management fee schedule:



ASSETS OF PORTFOLIO     MORGAN STANLEY     MORGAN  STANLEY     MORGAN STANLEY      MORGAN STANLEY
                          HIGH YIELD       U.S. REAL ESTATE    ASIAN EQUITY     EMERGING MARKETS DEBT
First $500 Million         0.50%                0.80%              0.80%              0.80%

Next $500 Million          0.45%                0.75%              0.75%              0.75%

More than $1 Billion       0.40%                0.70%              0.70%              0.70%

Maximum Total Annual       0.80%                1.10%              1.20%              1.30%
Operating Expenses
After Fee Waivers*

* The Advisers have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the respective percentage of average daily net assets set forth in the table. The fee waivers are voluntary and may be terminated by MSAM or MAS at any time without notice.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Set forth below is a summary of the investment objectives of the Portfolios of the Morgan Stanley Universal Funds. There can be no assurance that these objectives will be achieved. YOU SHOULD READ THE MORGAN STANLEY UNIVERSAL FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.

                        MORGAN STANLEY ASIAN EQUITY PORTFOLIO

Morgan Stanley Asian Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers (excluding Japan) using an approach that is oriented to the selection of individual stocks that the Adviser believes are undervalued. The Portfolio intends to invest primarily in equity securities that are traded on recognized stock exchanges of countries in Asia and in equity securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia.

                    MORGAN STANLEY EMERGING MARKETS DEBT PORTFOLIO

Morgan Stanley Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located.

                         MORGAN STANLEY HIGH YIELD PORTFOLIO

Morgan Stanley High Yield Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities, including corporate bonds and other fixed income securities and derivatives. High yield securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

                      MORGAN STANLEY U.S. REAL ESTATE PORTFOLIO

Morgan Stanley U.S. Real Estate Portfolio seeks above-average current income and long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts ("REITs").

-------------------------------------------------------------------------------

PART 8 - ADDITIONAL INFORMATION IS AMENDED TO INCLUDE THE FOLLOWING SECTION:

ASSET ALLOCATION AND REBALANCING PROGRAM

We also offer an Asset Allocation and Rebalancing Program developed in consultation with Callan Associates (MODEL(s)). Callan Associates is an independent research and consulting firm, specializing in the strategic asset allocation decision.

You may select one of five proposed Models: Conservative, Moderately Conservative, Moderate, Moderately Aggressive, or Aggressive. Your current contribution allocations will be initially allocated as approved by you, among the Options currently established for each Model. You and your financial planner also have the option to design a program that is tailored to your specific retirement needs.

To ensure conformity with current Model instructions, the value in the Variable Account Options will be automatically rebalanced at least annually by transfers among such Variable Account Options. You will receive a confirmation notice after each rebalancing. GRO Accounts attributable to the Model will not rebalance. Instead, GRO Accounts shall renew for the same duration at the then-current Guaranteed Interest Rate. See "Fixed Accounts - Renewals of GRO Accounts" in Part 3.

No transfer charge will apply to transfers under the Asset Allocation and Rebalancing Program, nor will such transfers count toward the twelve transfers you may make in a contract year before we may impose a transfer charge. See "Transfer Charges" in Part 4.

To enroll under the Asset Allocation and Rebalancing Program, you must deliver the appropriate administrative form to our Administrative Office.
You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work in concert with the Individual Asset Rebalancing program. You should, therefore, monitor your use of such other programs, transfers, and withdrawals while the Individual Asset Rebalancing program is in effect.
This program is not available in concert with the Individual Asset Rebalancing program. We reserve the right to terminate or amend this program in whole or in part, or to place restrictions on contributions to the program. This program may not be available in all states.

You may terminate participation in this program upon one day's prior written notice.